Exhibit 99.1

Rowan Companies, Inc. Matt Ralls, President & CEO Raymond James Institutional Investor Conference March 10, 2009

2 Forward Looking Statements This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company's principal operating areas; and environmental and other laws and regulations. Other relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

3 Company and Strategy Overview Operations Review LeTourneau Technologies Strengths and Growth Trends

4 Offshore Drilling Land Drilling LTI Offshore Products LTI Drilling Systems LTI Mining Products Concentrate on the high-spec, premium jack-up market and own a manufacturing division that supports our drilling operations. Manufacturing LTI Steel Products

5 Revenue Breakdown By Segment Offshore 60% Manufacturing 29% Offshore 57% Manufacturing 32% 2006 2007 2008 Offshore 55% Manufacturing 34% Land 11% Land 11% Land 11%

6 Our Core Business EBITDA Breakdown By Segment Offshore 83% Manufacturing 9% Offshore 79% Manufacturing 11% 2006 2007 2008 Offshore 79% Manufacturing 11% Land 8% Land 10% Land 10%

7 Investment Highlights State-of-the-Art Equipment Own 10 of the 25 high-spec jack-ups in the world today Youngest jack-up fleet among our principal competitors Operational Excellence Highly skilled, loyal workforce and experienced leadership Our customers come to us to drill their most challenging wells Focus on meeting our customer's requirements for safety, reliability and increased capability Diversified International Operations 67% of our 2008 revenues from our jack-up fleet were from international markets Rig Fleet Expansion Two new high spec jack-ups delivered in 2008 Four additional jack-ups under construction and two more on hold Strong Balance Sheet and Contract Backlog Existing contracts help provide stability through business cycles Capacity for further fleet expansion opportunities, including deepwater

8 Our Priorities Operational Execution Safety, health and environmental compliance Technology leadership Industry-leading utilization Financial Discipline Reduce company-wide operating and overhead costs Focus on liquidity and capital efficiency Discontinued quarterly cash dividend Newbuild cancellation/suspensions Values Uncompromising integrity, safety and environmental compliance

9 Manufacturing Objectives Manage LTI for an eventual monetization Missed the window in 2008 Relative dependence on rig construction means delaying until there is greater visibility Serve global markets with excellent product slate Strong market acceptance of LTI jack-up designs Developing a very competitive line of drilling equipment Strong market share internationally for large front loaders, with good after market sales Seeking global growth and product expansion opportunities

High Spec Jack-up Rigs 22 jack-up rigs working in the U.S. Gulf of Mexico, the Middle East, North Sea and West Africa 19 premium cantilever jack-up rigs 3 conventional jack-up rigs with skid base capability Capable of drilling to depths of up to 35,000 feet in up to 550 feet of water 4Q08 Average day rate of $170,100 with offshore rig utilization at 99% 17 of 22 rigs are on term contracts 10 1 9 US GOM MIDDLE EAST WEST AFRICA 2 NORTH SEA 10

11 High-spec Jack-up Fleet 6 additional rigs under newbuild program Increasing capabilities to meet our customer's needs for completing the deepest drilling in the toughest environments Gorilla Class 3 Rigs 300-350 ft. 116-C 7 Rigs 350 ft. Slot 2 Rigs 250-300 ft. Slot 1 Rig TARZAN CLASS 4 Rigs Super Gorilla Class 4 Rigs 240C Class 1 Rig For ultra-harsh environments with water depths to 400 ft. For tropical storm regions with water depths to 300 ft. For moderate regions with water depths to 375 ft. For moderate regions with water depths to 350 ft.

High Spec* Jack-up Rigs 437 Total Rigs 25 High Spec Rigs 94% 6% 25 High Spec Rigs 40% 60% 10 Rowan Rigs * High Spec jack-up rigs are defined as 2M pound hookload or greater Other 12

# TARZAN Class
## *J.P. Bussell*

| | |
|---|---|
| Hookload: | 2M lbs |
| Cantilever Reach: | 60’ |
| Leg Length: | 445’ |
| # Mudpumps / HP: | 3 / 3,000 HP ea. |
| Total Engine HP: | 12,900 |
| Variable Load Drilling: | 7.7M lbs |



215'-4"
196'

Tarzan Class

Rowan Companies, Inc.
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# EXL Class
# Newbuild Jack-up

| | |
|---|---|
| Hookload: | 2M lbs |
| Cantilever Reach: | 70' |
| Leg Length: | 477' |
| # Mudpumps / HP: | 3 / 2,200 HP ea. |
| Total Engine HP: | 12,900 |
| Variable Load Drilling: | 7.3M lbs |



243'
206'
Tarzan Class
EXL Class

Rowan Companies, Inc.
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240-C Class Rowan Mississippi 15 220' 228' Hookload: 2.5M lbs Cantilever Reach: 80' Leg Length: 491' # Mudpumps / HP: 3 / 3,000 HP ea. Total Engine HP: 15,050 Variable Load Drilling: 9.7M lbs Tarzan Class EXL Class 240 C Class

# Super Gorilla
## *Bob Palmer*

| | |
|---|---|
| Hookload: | 2.5M lbs |
| Cantilever Reach: | 100’ |
| Leg Length: | 713’ |
| # Mudpumps / HP: | 3 / 3,000 HP ea. |
| Total Engine HP: | 15,050 |
| Variable Load Drilling: | 11.9M lbs |


306'
300'
Tarzan Class
EXL Class
240 C Class
Super Gorilla

Rowan Companies, Inc.
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17 Rowan's state of the art technology and high spec rig fleet combined with our qualified and well trained crews gives us an edge over our competition. Superior Day Rates Includes data supplied by ODS-Petrodata, Inc; Copyright 2009 and Rowan Companies, Inc. as of 02/25/09

18 Newbuild Plan Revisions 2 0 0 9 2 0 1 0 2 0 1 1 Ralph Coffman (240-C #2) Q4 2009 Rowan EXL #2 Q3 2010 Rowan EXL #1 Q2 2010 Rowan EXL #3 Q4 2010 Rowan EXL #4 TBD Joe Douglas (240-C #3) TBD Construction Halted Construction Halted

2009 Capital Expenditure Guidance 19 Estimated capital expenditures total $560 million Newbuilds - EXLs (4) Newbuilds - 240Cs (2) Maintenance Contractually- Required Upgrades Other

20 Fleet Contract Backlog Total backlog of approximately $1.7 billion

Offshore Drilling Expenses 21 (Millions) * 2009 Operating costs assumes a 10% increase in insurance cost; actual amount is unknown at this time.

22 Premium Land Rigs 32 land rigs in Texas, Oklahoma and Alaska; 28 currently marketed Land Rig 86 was delivered in January and Land Rig 87 is under construction and should begin operations during the first quarter of 2009 26 of our land rigs are 2,000 HP or greater and capable of drilling wells to 35,000 feet; 19 are AC drive 4Q08 Average day rate of $23,700 with land rig utilization at 90% 20 of the 28 marketed rigs are on term contracts TX LA MS OK AR NM

LeTourneau Technologies, Inc. 23 One of only five mills in the world producing high-strength plate steel with the thickness required for jack-up elevating racks Steel Products Dominant market share for world's largest front loaders Large, consistent, profitable after market business Mining Products Drilling Systems Dramatically expanded product line with more potential Mud pumps, top drives, draw works, rotary tables, complete land rig packages Market share gain with more potential Unique ability to globally supply shipyards with high margin kits (legs, elevating systems, cantilevers, cranes) One-third share of world jack-up fleet, 19% of newbuilds MLT jack-up designs plus kit supply allow emerging countries to establish jack-up shipyards Offshore Products

24 Growth Driven by External Sales 2003 - 2009 Revenues ($MM) $399 $660 $971 Two thirds of revenues are from external customers $263 $250 $1,143 $715 * 2009 Budgeted Revenues and Margin

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Newbuilds 4 2 4 0 5 3 4 3 10 15 29 Supply 378 381 385 386 388 388 386 388 392 405 425 Attrition 1 1 1 1 3 5 7 7 2 1 4 Newbuild Jack-ups: 1998-2008 Newbuild Jack-ups / Attrition Total Fleet Attrition Total Fleet 22% of the newbuilds over the last ten years were designed by LTI 19% of the current newbuild fleet is designed by LTI Newbuild Jack-ups Includes data supplied by ODS-Petrodata, Inc; Copyright 2009 25

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Newbuilds 4 2 4 0 5 3 4 3 10 15 29 36 26 12 Supply 378 381 385 386 388 388 386 388 392 405 425 461 487 499 Attrition 1 1 1 1 3 5 7 7 2 1 4 Projected Fleet with all newbuilds Newbuild Jack-ups: 1998-2011 Newbuild Jack-ups / Attrition Total Fleet Attrition Total Fleet Newbuild Jack-ups Includes data supplied by ODS-Petrodata, Inc; Copyright 2009 Projected Fleet 26

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Newbuilds 4 2 4 0 5 3 4 3 10 15 29 27 17 9 Supply 378 381 385 386 388 388 386 388 392 405 425 452 469 478 Attrition 1 1 1 1 3 5 7 7 2 1 4 17 0 3 Projected Fleet excluding Newbuilds at risk Newbuild Jack-ups: 1998-2011 Newbuild Jack-ups / Attrition Total Fleet Attrition Total Fleet Newbuild Jack-ups Includes data supplied by ODS-Petrodata, Inc; Copyright 2009 Projected Fleet Source: Pareto / Company Estimates Projected Fleet with estimated retirements and excluding Newbuilds at risk Retirements estimated by removing jack-ups 40 years or older 27

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Newbuilds 4 2 4 0 5 3 4 3 10 15 29 27 17 9 Supply 378 381 385 386 388 388 386 388 392 405 425 435 452 458 455 450 440 425 411 398 387 Attrition 1 1 1 1 3 5 7 7 2 1 4 17 0 3 3 5 10 15 14 13 11 Newbuild Jack-ups: 1998-2018 Newbuild Jack-ups / Attrition Total Fleet Attrition Total Fleet Newbuild Jack-ups Includes data supplied by ODS-Petrodata, Inc; Copyright 2009 Projected Fleet Source: Pareto / Company Estimates Retirements estimated by removing jack-ups 40 years or older Projected Fleet with estimated retirements and excluding Newbuilds at risk 28

Global Oil Consumption Scenarios 29 Source: Simmons & Company International * Based upon a company estimated decline rate of 6% Existing Production 30 mm 57 mm Additional Required Capacity (b/d)

2800 Post Oak Blvd. Suite 5450 Houston, TX 77056 713.621.7800 www.rowancompanies.com Rowan Companies, Inc. Investor Contact: Suzanne M. McLeod Director, Investor Relations smcleod@rowancompanies.com